EXHIBIT 10.50

MERISEL, INC.
1997 STOCK AWARD AND INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is dated as of [_____] (the “Effective Date”), by and between Merisel, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and [name of director] residing at the address set forth on the signature page hereto (the “Grantee”).  Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan (as hereinafter defined).

R E C I T A L

WHEREAS, pursuant to the Company’s 1997 Stock Award and Incentive Plan (the “Plan”) and in accordance with the 2005 Non-Management Director Compensation recommendation adopted by the Board of Directors of the Company, the Board and the Committee, have determined that the Grantee should be granted shares of the Company’s common stock (the “Common Stock”) according to the terms and conditions hereof and the Plan.
A G R E E M E N T

NOW THEREFORE, in consideration of the promises and mutual covenants herein set forth, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby mutually covenant and agree as follows:

Section 1	Issuance of Common Stock.

1.1 The Company is granting, effective as of the Effective Date, to the Grantee an aggregate of [___] shares of the Common Stock (the “Shares”) on the terms and conditions of this Agreement and all other applicable terms and conditions of the Plan.

1.2 Upon receipt by the Company of a copy of this Agreement duly executed and completed by the Grantee, the Company shall promptly instruct its transfer agent to issue in the name of the Grantee a duly executed certificate evidencing the Shares endorsed with the legends set forth in Section 4.5.  The certificate evidencing the Shares shall be held in escrow by the Company according to the provisions set forth in Section 3.1.

Section 2	Vesting of Shares; Termination of Service; Forfeiture.

2.1 Vested and Unvested Shares.  As the Shares vest pursuant to the terms of this Agreement, they are referred to herein as “Vested Shares” and, if they have not vested, they are referred to herein as “Unvested Shares.”  All of the Shares shall initially be Unvested Shares.

2.2 Vesting During Continued Service as a Director; Termination of Grantee’s Service as a Director of the Company.

(a) So long as the Grantee continues to serve as a director of the Company and no Change of Control, as defined in the Plan, has occurred and subject to other terms and conditions contained herein, all of the Unvested Shares shall become Vested Shares on [____].  If, prior to [____], there has been no Change of Control and the Grantee ceases to be a director of the Company for any reason, all Unvested Shares shall immediately be forfeited, and the Company shall have the right to obtain and transfer to its own name such forfeited Unvested Shares without payment of any consideration.  Such forfeited Unvested Shares will be further subject to the forfeiture provisions in Section 3.2 hereof.

(b) Accelerated Vesting following Change of Control.  All Unvested Shares shall immediately become Vested Shares upon a Change of Control of the Company, provided the Grantee serves as a director of the Company on and as of the day prior to the effective date of the Change of Control.

2.3 Determination of Termination Date of Service as a Director. The determination of whether or not a termination of service of the Grantee as a director of the Company has occurred, and the determination of the date of any such termination of service, shall be made by the Board or the Committee as defined in the Plan, acting reasonably.

2.4 Stock Dividends, Splits and Certain Reorganizations.  If, from time to time during the term of this Agreement:

(a) there is any stock dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

(b) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which the Grantee is entitled by reason of the Grantee's ownership of the Shares, shall be immediately subject to this Agreement and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to this Agreement.

Section 3	Escrow of Shares.

3.1 Deposit of Shares; Related Documentation.  Upon execution of this Agreement, the Grantee shall deliver and deposit with the Company as escrow holder (the “Escrow Holder”) the share certificate representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A.  The Unvested Shares and stock assignment shall be held by the Escrow Holder, until such time as

(a) such Unvested Shares shall have become forfeited by the Grantee pursuant to this Agreement or the Plan, or

(b) such Unvested Shares shall have become Vested Shares.

3.2 Unvested Shares forfeited by the Grantee.  All Unvested Shares forfeited by the Grantee pursuant to the terms of this Agreement or according to the provisions of the Plan, shall revert to the Company, and the Company shall become the legal and beneficial owner of such Unvested Shares, and all rights and interests therein or relating thereto.  Upon the forfeiture of any Unvested Shares in accordance with the terms of this Agreement or the Plan, the Company shall have the right to obtain and transfer to its own name such forfeited Unvested Shares without payment of any consideration, and the Company shall be entitled to the return from the Grantee of any share certificate(s) issued in respect of the forfeited Unvested Shares or the cancellation of any book entry memo position maintained by the Company’s transfer agent and registrar with respect to the Unvested Shares.  Additionally, the Company shall have the right, as Escrow Holder, to take all steps necessary to accomplish the transfer of such forfeited Unvested Shares to it, including but not limited to presentment of certificate representing the Unvested Shares, together with a stock assignment executed by the Grantee appropriately completed by the Escrow Holder, to the Company’s transfer agent with irrevocable instructions to transfer such Unvested Shares into the name of the Company.  The Grantee hereby appoints the Company, in its capacity as Escrow Holder, as his or her irrevocable attorney-in-fact to execute in his or her name, acknowledge and deliver all stock powers, stock assignments and other instruments as may be necessary or desirable with respect to the Unvested Shares.  In addition, the Grantee shall immediately pay to the Company any proceeds from the prior sale or transfer of any forfeited Unvested Shares.

3.3 Release of Vested Shares from Escrow.  When the Unvested Shares become Vested Shares, upon the Grantee’s written request to the Company, the Company, as Escrow Holder, shall promptly release from escrow and deliver the certificate representing such Vested Shares to the Grantee to the address indicated on the signature page hereto.

3.4 Grantee’s Rights as Stockholder.  Subject to the terms hereof, the Grantee shall have all the rights of a stockholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and, subject to Section 2.5 of this Agreement, receive any dividends declared thereon.

3.5 Liability of Escrow Holder.  The Escrow Holder shall not be liable and the Grantee shall hold the Escrow Holder harmless for any act the Escrow Holder may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

Section 4	Restriction on Transfer; Investment Representation.

4.1 General Restriction; No Assignment of Shares.  Except as otherwise provided in Section 4.2 of this Agreement, the Grantee may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Unvested Shares, or any right or beneficial interest therein (collectively referred to as a “Transfer”) unless the Unvested Shares have become Vested Shares, and the Grantee has been issued a certificate for such Vested Shares by the Company, and the Transfer is conducted in accordance with the terms of this Agreement.

4.2 Permitted Transfers.  The Grantee may not Transfer any Vested Shares to any person or entity unless the Transfer has been registered under the Securities Act of 1933 or the Company receives an opinion of counsel in form and substance satisfactory to the Company that the Transfer of such Vested Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and otherwise complies with federal and state securities laws (each such transferee, a “Permitted Transferee”).  The Grantee acknowledges and agrees, and each Permitted Transferee shall, as a condition to Transfer any Vested Shares, acknowledge and agree that neither the Company nor any agent of the Company shall be under any obligation to recognize any Transfer of any of the Vested Shares if, in the opinion of counsel for the Company, such transfer would result in a violation by the Company of any federal or state law with respect to any Transfer of such Vested Shares.  Any attempt to Transfer or assign any Shares by the Grantee other than in accordance with this Agreement shall be void and shall have no effect.

4.3 Tax Withholding; Compliance by Grantee.  The Company is authorized to withhold from any distribution of the Shares to the Grantee or any other payment made to the Grantee under this Agreement, amounts of withholding and other taxes due in connection with the issuance of the Shares, and to take such other action as the Committee (as defined in the Plan) may deem advisable to enable the Company and the Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to the Shares.  The Grantee agrees that in the event and to the extent the Company determines that it is not obligated to withhold taxes payable by the Grantee with respect to the Shares but the Company is later held liable due to any non-payment of taxes on the part of the Grantee, the Grantee shall indemnify and hold the Company harmless from the amount of any payment made by it in respect of such liability.

4.4 Investment Representation.  The Grantee represents and warrants to the Company that the Grantee (i) is acquiring the Shares for his own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares, (ii) has no present intention of selling, granting any participation in, or otherwise distributing all or any portion the Shares acquired hereunder, (iii) does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares acquired hereunder, and (iv) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

4.5 Legends on Certificates representing the Shares.  The certificates representing the Shares shall be endorsed with the following legends:

“THE SECURITIES REPRESENTED BY THIS COMMON STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), NOR REGISTERED OR QUALIFIED  UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, OR AN EXEMPTION THEREFROM IS AVAILABLE.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND OBLIGATIONS WITH RESPECT TO THE TRANSFER, PLEDGE, HYPOTHECATION OR DISTRIBUTION THEREOF AS SET FORTH IN THAT CERTAIN RESTRICTED STOCK GRANT AGREEMENT WITH THE CORPORATION AND THE TERMS AND CONDITIONS OF THE 1997 STOCK AWARD AND INCENTIVE PLAN, BOTH OF WHICH MAY BE REVIEWED AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION AND A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR.”

The Grantee agrees that the Company may instruct its transfer agent to impose transfer restrictions on the Shares represented by certificates bearing the legend referred to above to enforce the provisions of this Agreement and the Company agrees to promptly do so.

Section 5	Miscellaneous.

5.1 Conditions to Exercise of Rights.  Exercise of the rights granted to the Company under this Agreement shall be subject to and conditioned upon, and the parties shall use their best efforts to assist the Company in, compliance with applicable laws.

5.2 No Service Contract.  Nothing in this Agreement or the Plan shall confer upon the Grantee any right to continue in the service of the Company as a director for any period of time, or interfere with or restrict in any way the rights of the Company’s stockholders to terminate the Grantee’s service as a director at any time for any reason whatsoever.

5.3 Agreement Subject to Plan.  This Agreement is made under the provisions of the Plan and shall be interpreted in a manner consistent with it.  Any provision in this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.  A copy of the Plan is available to the Grantee at the Company’s principal executive office upon request and without charge.  The Grantee has carefully reviewed the Plan and understands the restrictions on the Shares.

5.4 Governing Law; Jurisdiction and Venue.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of laws, and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

5.5 Amendment.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the Company and the Grantee.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and supersedes all prior agreements and understandings with respect to the subject matter hereof.

5.7 Assignment.  This Agreement and any and all rights, duties, obligations or interests hereunder shall not be assignable or delegable by the Grantee.  This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company and the Grantee’s heirs and personal representatives of the Grantee’s estate.

5.8 Authority of the Committee.  The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement, unless the Agreement requires for a particular determination to be made specifically by the Board.  The determination of the Committee as to any such interpretation or construction shall be final, binding and conclusive.

5.9 Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.10 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page following]

IN WITNESS WHEREOF, the parties have duly executed this Agreement under seal as of the month, day and year first set forth above.

MERISEL, INC.

By:________________________________
Name:
Title:

GRANTEE

__________________________________
Name of Director

Address:
Address of Director

Consent of Spouse

I acknowledge that I have read the foregoing Restricted Stock Agreement (the “Agreement”) and that I know of its contents.  I am aware that by its provisions all or part of the Shares granted to my spouse pursuant to the Agreement, including my community property interest in such Shares, if any, are, in certain circumstances subject to restrictions on transfer and forfeiture to Merisel, Inc.  I hereby agree that the Shares granted to my spouse pursuant to the Agreement and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder operation of, or violate, the Agreement.

__________________________________	__________________________________
Date:	Name:

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement effective as of [_____] (the "Agreement") by and between Merisel, Inc., a Delaware corporation (the "Company"), and the undersigned, the undersigned hereby sells, assigns and transfers unto ____________________________________________________

______________________________________________ (___________) shares of the common stock of the Company standing in the undersigned's name on the books of the Company represented by certificate No. __________ herewith, and does hereby irrevocably constitute and appoint ___________________________________________ attorney to transfer the said stock on the books of the Company with full powers of substitution in the premises.

Dated: ________________

_____________________________________
Grantee [                               ]